As filed with the Securities and Exchange Commission on January 5, 1996
                                                       Registration No. 33-61805
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------
                              CERPROBE CORPORATION
             (Exact name of registrant as specified in its Charter)

          DELAWARE                                             86-0312814
(State or other jurisdiction                                (I.R.S. Employer
      of incorporation)                                   Identification Number)

                            ------------------------
                            600 South Rockford Drive
                              Tempe, Arizona 85281
                                 (602) 967-7885
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                                  -------------
                                  C. ZANE CLOSE
                              CerProbe Corporation
                            600 South Rockford Drive
                              Tempe, Arizona 85281
                                 (602) 967-7885
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   ----------
                                   Copies to:
                             RICHARD B. STAGG, ESQ.
                          O'Connor, Cavanagh, Anderson
                    Westover, Killingsworth & Beshears, P.A.
                         One East Camelback, Suite 1100
                             Phoenix, Arizona 85012
                                 (602) 263-2610

                             ----------------------
              Approximate Date of Commencement of Proposed Sale to the Public: From time to time after this Registration
                        Statement is declared effective.

Approximate  date of commencement of proposed sale to Public:
From time to time after this Registration Statment is declared effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 416 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ X ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     This  post-effective   amendment  removes  from  registration  any  of  the
securities which remained unsold as of the date of the filing of this post-effective amendment. The registration is hereby terminated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tempe, State of Arizona, on the 8th day of December, 1995.

                                   CERPROBE CORPORATION


                                   By: /s/ C. Zane Close
                                      ------------------------------------
                                           C. Zane Close
                                           President and Chief Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment on Form S-3 of CerProbe Corporation has been signed below by the following persons in the capacities and on the dates indicated:

   Signature                       Title                             Date
   ---------                       -----                             ----

/s/ C. Zane Close         President, Chief Executive            December 8, 1995
-----------------         Officer and Director (Principal
    C. Zane Close         Executive Officer)


/s/ Robert K. Bench       Chief Financial Officer               December 8, 1995
-------------------       (Principal Financial and
    Robert K. Bench       Accounting Officer)


/s/ Ross J. Mangano       Chairman of the Board                 December 8, 1995
-------------------
   *Ross J. Mangano


/s/ Kenneth W. Miller     Director                              December 8, 1995
---------------------
   *Kenneth W. Miller


/s/ Donald F. Walter      Director                              December 8, 1995
--------------------
   *Donald F. Walter


/s/ William A. Fresh      Director                              December 8, 1995
--------------------
   *William A. Fresh


* The undersigned, C. Zane Close, by signing his name hereto, does hereby execute this Amendment to Registration Statement on behalf of each of the above-named persons pursuant to powers of attorney executed by such persons and filed with the Securities and Exchange Commission.


                                                  /s/ C. Zane Close
                                                  ------------------------
                                                      C. Zane Close
                                                      Attorney-in-Fact